CG Variable Annuity Account II:   CIK 0000277418

This submission is being made solely to obtain class (i.e. contract) identifiers for the following variable annuity product under Connecticut General Life Insurance Company’s separate account CG Variable Annuity Account II (811-01819), which is administered by Prudential Retirement Insurance and Annuity Company:

Contract: CG Group Variable Annuity II (002-33025)

We are requesting these identifiers because they are required for the N-CEN filing.

If you have any questions about this filing, please contact Michele Drummey of the Prudential Insurance Company of America at 860-534-4245.